SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement     [  ]  Confidential, For Use of the Commission Only
                                            (as permitted by Rule 14a-6(e)(2))
[ X]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c)
      or Rule 14a-12


                        SOUTHERN FINANCIAL BANCORP, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X]   No fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)     Title of each class of securities to which transaction applies:
                 ...............................................................
         (2)     Aggregate number of securities to which transaction applies:
                 ...............................................................
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                 ...............................................................
         (4)     Proposed maximum aggregate value of transaction:
                 ...............................................................
         (5)     Total fee paid:
                 ...............................................................

[  ]     Fee paid previously with preliminary materials.
                 ...............................................................

[  ]     Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)     Amount previously paid:
                 ...............................................................
         (2)     Form, Schedule or Registration Statement no.:
                 ...............................................................
         (3)     Filing Party:
                 ...............................................................
         (4)     Date Filed:
                 ...............................................................

                        SOUTHERN FINANCIAL BANCORP, INC.







Dear Shareholders:


         You are cordially invited to attend the Annual Meeting of Shareholders of Southern Financial Bancorp, Inc. (the "Company"), which will be held on April 24, 1997 at 3:00 p.m., at the Fauquier Springs Country Club, Springs Road, Warrenton, Virginia 20186.

         At the Meeting, three directors of the Company will be elected for a term of three years. Shareholders also will vote on a proposal to amend the Company's 1993 Stock Option and Incentive Plan. Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting. Please complete, sign, date and return promptly the enclosed form of proxy. If you later decide to attend the Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Meeting, you may do so and your proxy will have no further effect.

         The Board of Directors and management of the Company appreciate your continued support and look forward to seeing you at the Annual Meeting.

                                Sincerely yours,



                                GEORGIA S. DERRICO
                                Chairman and
                                Chief Executive Officer


Warrenton, Virginia
March 17, 1997

                        SOUTHERN FINANCIAL BANCORP, INC.
                                37 E. Main Street
                            Warrenton, Virginia 20186


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


         NOTICE IS HEREBY GIVEN that the Annual Meeting of the holders of shares of Common Stock, par value $0.01 per share (the "Common Stock") of Southern Financial Bancorp, Inc. (the "Company") will be held at the Fauquier Springs Country Club, Springs Road, Warrenton, Virginia, on April 24, 1997 at 3:00 p.m., for the following purposes:

         1. To elect three directors to serve on the Company's Board of Directors for a term of three years, or until their successors are elected and qualify;

         2. To approve the designation by the Board of Directors of Arthur Anderson, LLP as auditors for the fiscal year ending December 31, 1997;

         3. To approve an amendment to the Company's 1993 Stock Option and Incentive Plan; and

         4. To transact such other business as may properly come before the meeting.

         The Board of Directors has fixed the close of business on February 28, 1997 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.



                                          By Order of the Board of Directors



                                          Lynette D. Ridgley,
                                          Secretary

Warrenton, Virginia
March 17, 1997


--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER THAT YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                        SOUTHERN FINANCIAL BANCORP, INC.

                               -------------------

                                 PROXY STATEMENT
                               -------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 24, 1997


                               GENERAL INFORMATION

         This Proxy Statement is furnished to holders of common stock, $.01 par value per share ("Common Stock"), of Southern Financial Bancorp, Inc. (the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Company to be used at the Annual Meeting of Shareholders to be held on April 24, 1997 at 3:00 p.m. at the Fauquier Springs Country Club, Springs Road, Warrenton, Virginia and any adjournment thereof (the "Annual Meeting").

         The principal executive offices of the Company are located at 37 E. Main Street, Warrenton, Virginia 20186, telephone (540) 349-3900. The approximate date on which this Proxy Statement, the accompanying proxy card and Annual Report to Shareholders (which is not part of the Company's soliciting materials) are being mailed to the Company's shareholders is March 17, 1997. The cost of soliciting proxies will be borne by the Company.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained thereon. If no contrary instructions are given, each proxy received will be voted "for" the proposals described herein. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with Lynette D. Ridgley, Secretary, Southern Financial Bancorp, Inc., 37 E. Main Street, Warrenton, Virginia 20186; (ii) submitting a duly executed proxy bearing a later date; or
(iii) appearing at the Annual Meeting or at any adjournment thereof and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

         Only shareholders of record at the close of business on February 28, 1997 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were 1,594,122 shares of Common Stock issued and outstanding and 274 record holders. Each share of Common Stock is entitled to one vote at the Annual Meeting. The Company had 15,634 shares of preferred stock issued and outstanding at the Record Date. Holders of preferred stock are not entitled to notice of, or to vote at, the Annual Meeting.

         As of the Record Date, directors and executive officers of the Company and their affiliates, persons and entities as a group, owned beneficially a total of 448,705 shares of Common Stock or approximately 25.69% of the shares of Common Stock outstanding on such date. Directors and executive officers of the Company have indicated an intention to vote their shares of Common Stock FOR the election of the nominees set forth on the enclosed proxy.

         A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, "abstentions") with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will be counted as not voting in favor of the relevant item. Since the election of directors is determined by a plurality vote, abstentions will not affect such election.

         A broker who holds shares in street name has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters put to shareholders without instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a broker non-vote. Under the circumstances where the broker is not permitted to or does not exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker non-votes will be counted for purposes of determining the existence of a quorum, but also will be counted as not voting in favor of the particular matter.


                              ELECTION OF DIRECTORS

         The Articles of Incorporation of the Company provide that the Board shall be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualify. One class of directors is elected annually. Three directors are to be elected at the 1997 Annual Meeting to serve for a term of three years. The Board acts as a nominating committee for selecting the nominees for election as directors. The nominating committee delivers written nominations to the secretary of the Company at least twenty days prior to the date of the Annual Meeting. The Board has no reason to believe that any of the nominees will be unavailable. Four other directors have been elected to terms that end either in 1998 or 1999, as indicated below.

         The Company's Bylaws provide, however, that shareholders entitled to vote for the election of directors may name nominees for election to the Board.

         Under the Company's Bylaws, notice of a proposed nomination meeting certain specified requirements must be received by the Company not less than 60 nor more than 90 days prior to any meeting of shareholders called for the election of directors, provided in each case that, if fewer than 70 days' notice of the meeting is given to shareholders, such written notice shall be received not later than the close of the tenth day following the day on which notice of the meeting was mailed to shareholders.

         The Bylaws of the Company require that the shareholder's notice set forth as to each nominee (i) the name, age, business address and residence address of such nominee, (ii) the principal occupation or employment of such nominee, (iii) the class and number of shares of the Company that are beneficially owned by such nominee, and (iv) any other information relating to such nominee that is required under federal securities laws to be disclosed in solicitations of proxies for the election of directors, or is otherwise required (including, without limitation, such nominee's written consent to being named in a proxy statement as nominee and to serving as a director if elected). The Bylaws of the Company further require that the shareholder's notice set forth as to the shareholder giving the notice (i) the name and address of such shareholder and (ii) the class and amount of such shareholder's beneficial ownership of the Company's capital stock. If the information supplied by the shareholder is deficient in any material aspect or if the foregoing procedure is not followed, the chairman of the annual meeting may determine that such shareholder's nomination should not be brought before the annual meeting and that such nominee shall not be eligible for election as a director of the Company.

         Unless authority is withheld in the proxy, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed below. Proxies distributed in conjunction herewith may not be voted for persons other than the nominees named thereon. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by the Board. At this time, the Board knows no reason why any of the nominees listed above may not be able to serve as a director if elected. The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may properly come before the meeting.

         In the election of directors, those receiving the greatest number of votes will be elected even if they do not receive a majority. Abstentions and broker non-votes will not be considered a vote for, or a vote against, a director.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES BE ELECTED AS DIRECTORS.


                 NOMINEES FOR ELECTION FOR TERM EXPIRING IN 2000

                                                                                                      Year first
                      Name; Age; Principal Occupation for Past Five Years;                            elected as
                            and Directorships in Public Corporations                                   Director
                            ----------------------------------------                                   --------

Neil J. Call                   63, Executive Vice President, MacKenzie Partners, Inc., a New             1986
                               York financial consulting company, since 1990; having served as
                               Executive Vice President, D.F. King & Co., Inc. from 1986 to
                               1990; and Executive Vice President, Finance, of Gulf and Western
                               Industries prior thereto.

David de Give                  54, Senior Vice President of the Company since 1992; having been          1986
                               a cattle breeder and private investor from 1989 to 1992; having served as President of Newmarket Capital Corp., a mortgage company, from 1986 to 1989; and Vice President in charge of U.S.
                               Funding, Chemical Company, prior thereto.

R. Roderick Porter             51, Executive Vice President, FX Concepts, Ltd., an international         1986
                               money management firm, since January, 1994; having served as
                               Managing Director, West Capital, Inc., a real estate advising firm from 1992 to 1994; Chairman, Newmarket Capital Corp., a mortgage company; and Principal of Morgan Stanley prior thereto.




              INCUMBENT DIRECTORS SERVING FOR TERM EXPIRING IN 1999

                                                                                                      Year first
                                                                                                      elected as
                      Name; Age; Principal Occupation for Past Five Years;                             Director
                            and Directorships in Public Corporations
                            ----------------------------------------

Virginia Jenkins               49, Owner, V. Jenkins Interiors and Antiques.                             1988

Michael P. Rucker              56, Executive with Caterpillar, Inc., a manufacturing company;            1991
                               Chairman of the Board, George H. Rucker Realty Corp., a real estate development company.



              INCUMBENT DIRECTORS SERVING FOR TERM EXPIRING IN 1998

                                                                                                      Year first
                                                                                                      elected as
                      Name; Age; Principal Occupation for Past Five Years;                             Director
                            and Directorships in Public Corporations
                            ----------------------------------------

Georgia S. Derrico             52, Chairman of the Board and Chief Executive Officer of the              1986
                               Company since 1986; having served as Senior Vice President, Chief
                               Administrative and Credit Officer, Multinational Division,
                               District Head of Chemical Bank.

John L. Marcellus, Jr.         74, Retired President and Chairman of the Board, Oneida, Ltd., a          1986
                               silverware manufacturing company.  Other directorship:  Kuhlman
                               Corporation.


         In 1996, each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board held and (ii) the total number of meetings of all committees of the Board on which the director then served. Eight meetings of the Board of the Company were held during 1996.

Committees of the Board

         The Asset/Liability Management Committee has authority for policy formulation and administration of the Company's asset liability/management policies. The Asset/Liability Management Committee, which consists of Ms. Derrico and Messrs. Porter (Chairman) and de Give, reports monthly to the Board on the interest sensitivity of the Company, including an analysis of the duration of the Company's assets, liabilities and contingent liabilities as well as the mortgage pipeline and a calculation of the duration of the Company's equity. The Asset/Liability Management Committee met six times during 1996.

         The Credit Committee has authority and responsibility to oversee the prudent operation of the Company's lending function, including the ongoing qualitative review of the loan portfolio. The Credit Committee, which consists of Ms. Derrico and Messrs. Call (Chairman) and Rucker, is responsible for reviewing all loans and approving loans above a certain minimum amount, and for insuring the development and maintenance of sound credit policies and procedures. The Credit Committee met in person three times during 1996. The Credit Committee frequently discusses credit issues by teleconference (see "Compensation of Directors").

         The role of the Audit Committee is to assist the Board in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices of the Company. The Audit Committee consists of Messrs. Call and Marcellus (Chairman) and Ms. Jenkins and met two times during 1996.

         The role of the Compensation Committee is to review the performance of, and to establish the compensation for, the executive officers of the Company. The Company's executive compensation programs are designed to retain and reward executives based upon (i) their individual performance and ability to lead the Company to achieving its goals and (ii) the Company's performance. The Compensation Committee consists of Messrs. Call and Marcellus (Chairman) and Ms. Jenkins and met one time during 1996.

Certain Relationships and Related Transactions

         Georgia S. Derrico, Chairman and Chief Executive Officer and a director of the Company, and R. Roderick Porter, a director of the Company, are married to each other.

         It is currently the Company's policy not to make loans to members of its executive management. However, the following residential mortgage loan from the Company to William H. Lagos, the Company's Senior Vice President and Controller, currently is outstanding:


                                                                             Balance as of        Interest Rate at
    Name and Type        Year        Original         Highest Balance         December 31,          December 31,
       of Loan           Made      Loan Balance         During 1996             1996                   1996
       -------           ----      ------------         -----------             ----                   ----

One Year
 Adjustable              1987        $138,000             $120,205              $117,242               5.625%


                                 STOCK OWNERSHIP

         The following table lists any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who, to the knowledge of the Company, was the beneficial owner of more than 5% of the outstanding voting shares of the Company, as of January 31, 1996.

                           Name and Address of                                                      Percent
Title of Class              Beneficial Owners                            Number of Shares(1)       of Class
--------------              -----------------                            -------------------       --------


Common Stock               Georgia S. Derrico(2)                             179,110 (3)              10.61%
                           R. Roderick Porter
                           2954 Burrland Lane
                           The Plains, Virginia  20171

                                      -5-

                           Max C. Chapman                                      127,118                7.97%
                           Nomura Holding America
                           2 World Financial Center
                           Building B
                           New York, N.Y.  10281-1198

                           The Torray Fund                                   148,101 (4)              9.29%
                           Robert E. Torray
                           Robert E. Torray & Co.
                           6610 Rockledge Drive
                           Suite 450
                           Bethesda, Maryland  20817

                           Value Partners, Ltd.                              117,289 (5)              7.36%
                           Fisher Ewing Partners
                           Richard W. Fisher
                           Timothy G. Ewing
                           2200 Ross Avenue
                           Suite 4600
                           West Dallas, Texas  75201

                           Rucker Realty Corp.(6)                            110,878 (7)              6.94%
                           David S. Dodrill
                           Michael P. Rucker
                           Derek Rucker
                           Lucy Jones
                           Susan Jones Cooper(8)
                           Carleton R. Cooper
                           1355 Beverly Road
                           Suite 215
                           McLean, Virginia  22101

                           David Booth(9)                                     92,006 (10)             5.77%
                           Jane Garnett
                           24 Monroe Place #9A
                           Brooklyn, New York  11201


--------------------
(1) Except as otherwise indicated, includes shares held directly, as well as shares held in retirement accounts or by certain family members or corporations, over which the named individuals may be deemed to have voting or investment powers.

(2)      Georgia S. Derrico and R. Roderick Porter are married to each other.

(3) Includes (a) 65,167 shares owned individually by Ms. Derrico over which she has sole voting and investment power and 89,763 shares that Ms. Derrico may acquire pursuant to the exercise of stock options; and
         (b) 20,141 shares of Common Stock and 4,039 shares of convertible preferred stock owned individually by Mr. Porter over which he has sole investment power. Ms. Derrico and Mr. Porter disclaim beneficial ownership of each other's shares.

(4) The Torray Fund, as managed by The Torray Corporation, beneficially owns 103,736 shares. The Torray Corporation may be deemed to have sole voting and investment power over all such shares. Robert E. Torray, President of The Torray Corporation, may be deemed to have shared voting and investment power over these shares. Robert E. Torray & Co., Inc. beneficially owns, on behalf of its clients, 44,365 shares. Mr. Torray may be deemed to have sole voting and investment power over 33,880 of such shares.

(5)      Value  Partners,   Ltd.,  as  managed  by  Fisher  Capital  Management,
         beneficially owns 117,289 shares. Fisher Ewing Partners may be deemed to have sole voting and investment power over all such shares.

(6) David Dodrill and Susan Jones Cooper are officers of George H. Rucker Realty Corp. ("Rucker Realty"); Michael Rucker, Derek Rucker and Lucy Jones are shareholders of Rucker Realty; Michael Rucker is the Chairman of Rucker Realty.

(7) Includes 5,773 shares of Common Stock and 991 shares of convertible preferred stock owned by Michael Rucker, 3,933 shares of Common Stock and 2,402 shares of convertible preferred stock owned by Derek Rucker, 8,378 shares owned by Lucy Jones, 5,025 shares owned by Susan Jones Cooper, 7,257 shares owned by David Dodrill, 2,096 shares owned by or in trust for Mr. Dodrill's children and 75,023 shares owned by Rucker Realty and persons associated with Rucker Realty. The Company makes no representation as to whether any of these persons, individually or in any combination, share voting or investment power with any other or with Rucker Realty with respect to their shares.

(8)      Susan Jones Cooper and Carleton R. Cooper are married to each other.

(9)      David Booth and Jane Garnett are married to each other.

(10) Includes 87,398 shares owned by Mr. Booth and 4,607 shares owned by Ms. Garnett. The Company makes no representation as to whether Mr. Booth and Ms. Garnett share voting or investment power with respect to their shares.

         The following table sets forth as of January 31, 1997 the beneficial ownership of Common Stock by all directors and nominees, each of the named executive officers, and directors and executive officers of the Company as a group. Unless otherwise indicated, each person listed below has sole voting and investment power over all shares beneficially owned by such person.

                                            Number of            Number of
                                           Shares with          Shares with
                                           Sole Voting         Shared Voting
                                              and                  and
                                           Investment           Investment       Total Number         Percent of
Name of Beneficial Owner                   Power (6)             Power           of Shares             Class
------------------------                   ---------             -----           ---------             -----

R. Roderick Porter                            24,180             154,930          179,110  (2)           10.61

Neil J. Call                                  39,662               -0-             39,662  (3)            2.49

David de Give                                 68,061               2,259           70,320                 4.31

Georgia S. Derrico                           154,930              24,180          179,110  (2)           10.61

John L. Marcellus                             15,008                 640           15,648  (4)             --- (1)

Virginia Jenkins                               2,263                -0-             2,263                  --- (1)

Michael P. Rucker                              6,764             104,114          110,878  (5)            6.94

William H. Lagos                              30,290                 534           30,824                 1.92

Directors and Officers as a                  341,158             286,657          448,705                25.69
Group (8 persons)

--------------------

(1)      Mrs. Jenkins and Mr. Marcellus own less than 1% of Common Stock.

(2) Includes (a) 65,167 shares owned individually by Ms. Derrico over which she has sole voting and investment power and 89,763 shares that Ms. Derrico may acquire pursuant to the exercise of stock options; and
         (b) 20,141 shares of Common Stock and 4,039 shares of convertible preferred stock owned individually by Mr. Porter over which he has sole investment power. Ms. Derrico and Mr. Porter disclaim beneficial ownership of each other's shares.

(3) Includes 32,653 shares of Common Stock and 7,009 shares of convertible preferred stock.

(4) Includes 13,427 shares of Common Stock and 2,221 shares of convertible preferred stock.

(5) Includes 5,773 shares of Common Stock and 991 shares of convertible preferred stock owned by Michael Rucker, 3,933 shares of Common Stock and 2,402 shares of convertible preferred stock owned by Derek Rucker, 8,378 shares owned by Lucy Jones, 5,025 shares owned by Susan Jones Cooper, 7,257 shares owned by David Dodrill, 2,096 shares owned by or in trust for Mr. Dodrill's children and 75,023 shares owned by Rucker Realty and persons associated with Rucker Realty. The Company makes no


                                      -8-

         representation as to whether any of these persons, individually or in any combination, share voting or investment power with any other or with Rucker Realty with respect to their shares.

(6) The amounts in this column include shares of Common Stock with respect to which certain persons have the right to acquire beneficial ownership within sixty days after December 31, 1996, pursuant to the Company's 1986 Stock Option and Incentive Plan, as amended in 1987, and as superseded by the Company's 1993 Stock Option and Incentive
         Plan: Mr. de Give:  37,403 shares;  Ms.  Derrico:  89,763 shares;  Mr.
         Lagos:  8,802  shares;  and the  directors  and  officers  as a group:
         135,968 shares.


                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Summary Compensation

         The following table presents information relating to total compensation of the Chief Executive Officer and the other named executive officers of the Company for the years ended December 31, 1996, 1995 and 1994.


                           SUMMARY COMPENSATION TABLE

                                                                                      Long-Term
                                                                                        Compen-
                                                Annual Compensation                     sation
                                                -------------------                     ------

                                                                                      Securities
                                                                                      Underlying
Name and                                                           Other Annual        Options           All Other
Principal Position            Year      Salary        Bonus       Compensation(1)        (#)          Compensation(2)
------------------            ----      ------        -----       ---------------        ---          ---------------

Georgia S. Derrico            1996       $175,000     $132,500          --              22,003            $4,500
Chairman of the Board         1995        175,000      100,000          --              14,667             4,500
  and Chief Executive         1994        170,000       85,000          --              14,667             4,492
  Officer

David de Give                 1996        $84,240      $25,000          --              13,203            $3,240
Senior Vice President         1995         78,000       25,000          --               8,800             2,641
                              1994         72,500       15,000          --               8,800             1,850

William H. Lagos              1996(3)     $51,875      $12,500          --               8,802           $   500
Senior Vice President         1995        105,000       25,000          --               8,800             4,500
  and Controller              1994        100,075       25,000          --               8,800             3,235

--------------------
1 None of the named executive officers received Other Annual Compensation in excess of the lesser of $50,000 or 10% of combined salary and bonus for 1996.

2 The amounts set forth in this column constitute contributions to the Company's 401(k) Plan.

3 Mr. Lagos did not work for the Company from June 1, 1996 through November 30, 1996.

Option Grants in Last Fiscal Year

         The following table sets forth for the year ended December 31, 1996, the grants of stock options to the named Executive Officers:


                  OPTION GRANTS IN YEAR ENDED DECEMBER 31, 1996


                                                                                            Potential Realizable
                                                                                              Value at Assumed
                                                                                               Annual Rates of
                                                                                                 Stock Price
                                                                                               Appreciation for
                                                 Individual Grants (a)                           Option Term
                         -------------------------------------------------------------------     -----------
                                              Percent of
                             Number of       Total Options
                            Securities        Granted to
                            Underlying       Employees in      Exercise of
                              Options         Fiscal Year      Base Price      Expiration
Name                        Granted (#)         (%) (b)         ($/Share)         Date        5% ($)      10% ($)
----                        -----------         -------         ---------         ----        ------      -------

Georgia S. Derrico             16,502            33.32            13.64         1/25/06         141,587     358,754
                                5,501                             12.73         7/25/06          44,063     111,615

David de Give                   8,802            20.00            13.64         1/25/06          75,521     191,356
                                4,401                             12.73         7/25/06          35,252      89,296

William H. Lagos                8,802            13.33            13.64         1/25/06          75,521     191,356


--------------------
(a) Stock options were awarded at the fair market value of the shares of Common Stock at the date of award and are exercisable after January 25, 1998 and July 25, 1998.

(b) Options to purchase 56,111 shares of Common Stock were granted to executive officers during the year ended December 31, 1996.

Option Exercises in Last Fiscal Year

         Set forth in the table below is information concerning each exercise of stock option during the fiscal year ended December 31, 1996 by each of the named executive officers and the year end value of unexercised options.

           AGGREGATED OPTION EXERCISES IN YEAR ENDED DECEMBER 31, 1996
                        AND FISCAL YEAR END OPTION VALUES

                                                                  Number of
                                                            Securities Underlying            Value of Unexercised
                                                             Unexercised Options             In-The-Money Options
                                                          at December 31, 1996 (#)1        at December 31, 1996 ($)2
                                                          -------------------------        -------------------------
                            Shares
                         Acquired on        Value
Name                     Exercise (#)   Realized ($)    Exercisable     Unexercisable    Exercisable    Unexercisable
----                     ------------   ------------    -----------     -------------    -----------    -------------

Georgia S. Derrico          22,026         218,939         67,760          22,003          276,704          4,236

David de Give                 --             --            24,200          13,203           78,747          3,389

William H. Lagos            37,404         234,057           --             8,802            --               --

--------------------
1        Each of these Options relates to Common Stock.

2 These values are based on $13.50, the closing price of Common Stock on December 31, 1996.


Employment Agreements

         The Company entered into an employment agreement with Ms. Derrico in 1985 for a term of three years with automatic one-year extensions commencing on the first anniversary of the agreement. Annual salary reviews are performed by the Compensation Committee. Mr. Porter, Ms. Derrico and Mr. de Give abstain from voting on any compensation issue affecting Ms. Derrico.

         If, during the term of the agreement, there is a change in control of the Company and within six months thereafter Ms. Derrico's employment is (i) involuntarily terminated or (ii) voluntarily terminated and such change of control was at any time opposed by the Board, Ms. Derrico shall be entitled to receive severance pay equal to 50% of her current compensation for each full year of employment with the Company up to a maximum of 299% of the average of such year's compensation and that of the four preceding calendar years. The term "change in control" as used in the agreement shall refer to the acquisition of 25% or more of the voting securities of the Company by any person, or persons acting as a group within the definition of Section 13(d) of the Exchange Act, or to such acquisition of a percentage between 10% and 25% if the Board has made a determination that such acquisition constitutes or will constitute control of the Company.

Compensation of Directors

         Until July 1, 1995, each member of the Board who was not an employee of the Company or any of its subsidiaries was paid (i) $400 for attendance at each Board meeting and (ii) $100 for attendance at each meeting of a committee of the Board of which he or she was a member. Directors are not compensated for meetings conducted by teleconference. In addition, each director was paid an annual fee of $1,000. Employee members of the Board are not paid separately for their service on the Board or its committees.

         Effective July 1, 1995, each nonemployee director was paid a fee of (i) $500 for attendance at each Board meeting and (ii) $100 for attendance at each meeting of a committee of the Board of which he or she is a member. In addition, each director was paid an annual fee of $2,000.

         Beginning in calendar year 1996, each such director is paid (i) $500 for attendance at each Board meeting and (ii) $150 for attendance at each meeting of a committee of the Board of which he or she is a member. Effective January 1, 1997, each such director shall be paid an annual fee of $3,000.

                           APPROVAL OF AN AMENDMENT TO
                      1993 STOCK OPTION AND INCENTIVE PLAN


Introduction

         On August 18, 1993, the Board of the Company approved the 1993 Stock Option and Incentive Plan (the "Stock Option Plan"), which was submitted to and approved by the shareholders on September 29, 1993.

         The Stock Option Plan is intended to provide a means for selected key employees of the Company to increase their personal financial interest in the Company, thereby stimulating the efforts of these employees and strengthening their desire to remain with the Company. References to the "Company" in this section will include any subsidiary corporation.

         The principal features of the Stock Option Plan, as amended, are summarized below. The summary is qualified by reference to the complete text of the Stock Option Plan, as amended, which is attached as Exhibit A.

General

         The Stock Option Plan initially authorized the issuance of up to 100,000 shares of Common Stock to assist the Company in recruiting and retaining key management personnel. On January 30, 1995, the Company effected a four-for-three stock split, and on August 16, 1995 and August 16, 1996, the Company effected 10% stock dividends. Accounting for these adjustments, of the 161,000 shares authorized under the Stock Option Plan, options to purchase 158,113 shares have been granted and 2,887 shares remain available for grants and awards under the Stock Option Plan. The Stock Option Plan, as amended, reserves 261,000 shares. At January 31, 1997 the market value of the 100,000 additional shares that will be issuable under the Stock Option Plan, as amended, was $1,375,000. Except for increasing the number of shares issuable, the Stock Option Plan has not been amended. The benefits receivable by employees of the Company under the Stock Option Plan, as amended, are not determinable. For the year ended December 31, 1996, 66,029 Options were granted under the Stock Option Plan. Individual grants to the named executive officers are shown in the Summary Compensation Table.

         The Stock Option Plan will permit the award of shares of Restricted Stock, Incentive Stock Options and Non-Qualified Stock Options to eligible officers and key employees upon such terms as the Stock Option Committee (the "Committee") of the Board may determine, consistent with the terms of the Stock Option Plan.

Administration

         The Stock Option Plan is administered by the Committee, which shall be composed of three or more disinterested directors. The members of the Committee are ineligible to receive awards under the Stock Option Plan. The Committee has the sole discretion, subject to certain limitations, to interpret the Stock Option Plan; to select Stock Option Plan participants; to determine the type, size, terms and conditions of awards under the Stock Option Plan; to authorize the grant of such awards; and to adopt, amend and rescind rules relating to the Stock Option Plan. All determinations of the Committee are conclusive. All expenses of administering the Stock Option Plan will be borne by the Company.

Eligibility

         Any officer or employee of the Company or its subsidiaries who, in the judgment of the Committee, has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or a subsidiary is eligible to participate in the Stock Option Plan. Directors of the Company who are employees may also participate in the Stock Option Plan.

Individual Agreements

         The Committee has broad authority to fix the terms and conditions of the individual agreements with participants. All awards granted under the Plan are intended to comply with the applicable requirements of Rule 16b-3 promulgated under the Exchange Act, which exempts grants and awards under qualifying employee benefit plans from certain "short-swing" profit recovery provisions of the Exchange Act.

Shares Available

         Subject to the provisions of the Stock Option Plan providing for proportional adjustments in the event of various changes in the capitalization of the Company, no more than 261,000 shares of authorized but unissued Common Stock may be issued pursuant to the Stock Option Plan. Under the Stock Option Plan, options to purchase 158,113 shares of Common Stock have been granted. Any shares of Common Stock subject to an Incentive Stock Option or Non-Qualified Stock Option that are not issued prior to the expiration of such awards, or any Restricted Stock award that is forfeited, will again be available for award under the Stock Option Plan.

Incentive Stock Options and Non-Qualified Stock Options ("Options")

         The Committee may authorize the grant of either Incentive Stock Options ("ISOs"), as defined under Section 422 of the Internal Revenue Code of 1986, as amended, or Non-Qualified Stock Options ("NQSOs"), which are subject to certain terms and conditions including the following: (1) the option price per share will be determined by the Committee but for ISOs will not, in any event, be less than 100 percent of the fair market value of Common Stock on the date that the Option is granted; (2) the term of the Option will be fixed by the Committee, but the maximum period in which an ISO may be exercised shall not, in any event, exceed ten years from the date the ISO is granted; (3) Options will not be transferable other than by will or the laws of descent and distribution; (4) the purchase price of Common Stock issued upon exercise of an Option will be paid in full to the Company at the time of the exercise of the Option in cash, or at the discretion of the Committee, by surrender to the Company of previously acquired shares of Common Stock, which will be valued at the fair market value of such shares on the date preceding the date the Option is exercised; (5) an Option may expire upon termination of employment or within a specified period of time after termination of employment as provided by the Committee; (6) the aggregate fair market value (determined on the date of grant) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year shall not exceed $100,000; and (7) the Committee may elect to cash out all or part of the portion of any Option to be exercised by a participant by payment in cash or Common Stock of an amount determined in accordance with the Plan.

Restricted Stock

         The Committee may authorize the award of Restricted Stock to a participant. In the case of Restricted Stock, the Committee may prescribe that the participant's rights in the Restricted Stock shall be forfeited or otherwise restricted for a period of time set by the Committee and/or until certain financial performance objectives are satisfied as determined by the Committee in its sole discretion. During the period of restriction, a participant will be entitled to beneficial ownership of the Restricted Stock, including the right to receive dividends, warrants and rights and the right to vote the shares, but will not be entitled to certificates representing the Restricted Stock or to sell, transfer, assign, pledge or otherwise dispose of the shares.

Change of Control

         At the discretion of the Committee, in the event of a Change in Control, any outstanding Option may become fully exercisable and vested to the full extent of the original grant and any restrictions applicable to Restricted Stock outstanding on the date of a Change in Control shall lapse, such that the Restricted Stock becomes free of all restrictions and fully vested, nonforfeited and transferable to the full extent of the original grant. The Committee may also provide that under such circumstances a participant may elect to receive, in exchange for shares that were Restricted Stock, a cash payment equal to the fair market value of the shares surrendered. Under the Stock Option Plan, a "Change of Control" shall be deemed to have taken place if: (i) a third person, including a "group" as defined in Section 13(d)(3) of the Exchange Act becomes the beneficial owner of shares of Common Stock having 20% or more of the total number of votes that may be cast for the election of directors of the Company, or (ii) as the result of, or in connection with, any cash or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were Directors of the Company before the Transaction shall cease to constitute a majority of the Board of the Company or any successor to the Company.

Amendment or Termination

         The Board may amend or terminate the Stock Option Plan; however, no amendment may become effective until shareholder approval is obtained if the amendment (i) materially increases the aggregate number of shares that may be issued pursuant to Options and Restricted Stock awards, (ii) materially increases the benefits to participants under the Stock Option Plan, or (iii) materially changes the requirements as to eligibility for participation in the Stock Option Plan. No amendment shall, without a participant's consent, adversely affect any rights of such participant under any Option or Restricted Stock award outstanding at the time that such amendment is made. No amendment shall be made if it would disqualify the Stock Option Plan from the exemption provided by Rule 16b-3.

Duration of Plan

         No Option or Restricted Stock award may be granted under this Plan after September 29, 2003. Options and Restricted Stock awards granted before September 29, 2003, shall remain valid in accordance with their terms.

Tax Status

         Under current Federal income tax laws, the principal Federal tax consequences to participants and to the Company of the grant and exercise of Incentive Stock Options and Non-Qualified Stock Options or the award of Restricted Stock and the lapse of restriction thereon, pursuant to the provisions of the Stock Option Plan, are summarized below.

         1. Incentive Stock Options. No income results to a participant upon the grant or exercise of an Incentive Stock Option, provided that (1) there is no disqualifying disposition of option stock within two years after grant of the Option or one year after the transfer of such option stock to the participant; and (2)
the participant is an employee of the Company or a subsidiary at all times during the period commencing on the date of grant and ending on the date three months (or 12 months in the case of a participant who is totally and permanently disabled) prior to the date of exercise. In the event of a disposition of option stock following the expiration of two years after the grant of the Option and one year after the transfer of such stock to the participant, any gain or loss, equal to the difference between the amount realized upon such disposition and the option price, generally will be taxable as long-term capital gain or loss. In the event of a disqualifying disposition of option stock prior to the expiration of the two or one year holding periods, the participant will recognize ordinary income equal to the excess of the lesser of (i) the fair market value of the option stock at the time of exercise or (ii) the amount realized upon the disqualifying disposition, over the option price. If the amount realized upon the disqualifying disposition exceeds the fair market value of the option stock at the time of exercise, the excess will be taxable as short-term capital gain. If the amount realized upon the disqualifying disposition is less than the option price, the participant will not recognize ordinary income but will recognize a short-term capital loss equal to the excess of the option price over the amount realized. Gain realized upon the exercise of an Incentive Stock Option will also be taken into account in computing the participant's liability for the alternative minimum tax.

         No deduction is allowable to the Company upon the grant or exercise of an Incentive Stock Option. In the event that a participant recognizes ordinary income as a result of a disqualifying disposition of the option stock, the Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant.

         2. Non-Qualified Stock Options. No income is recognized upon the grant of a Non-Qualified Stock Option to a participant assuming that the Option does not have a readily ascertainable fair market value at the time of the grant. The participant recognizes ordinary income upon exercise of the Non-Qualified Stock Option equal to the excess of the fair market value of the option stock on the date of exercise over the option price. If the participant is subject to the provisions of Section 16(b) of the Exchange Act, recognition of income upon exercise and receipt of Common Stock may be postponed until any applicable
Section 16(b) holding periods or restrictions have lapsed, unless the participant elects to be taxed at the date of exercise. The Company is allowed a corresponding tax deduction at the time that ordinary income is recognized by the participant.

         3. Restricted Stock. A participant generally will not recognize taxable income upon the award of Restricted Stock. Instead, ordinary income is recognized at the time the restrictions lapse equal to the fair market value of the Restricted Stock on that date. If the participant is also subject to the provisions of Section 16(b) of the Exchange Act, recognition of income upon the lapse of restrictions on the Restricted Stock may be further postponed until any applicable Section 16(b) holdings periods or restrictions have lapsed. A participant, however, may elect to be taxed at the time of the award of Restricted Stock and, if this election is made, the participant will recognize ordinary income equal to the fair market value of such stock at the time of the award determined without regard to any of the restrictions thereon.

         The Company will generally be entitled to a corresponding tax deduction at the time that the participant recognizes ordinary income with respect to the Restricted Stock.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE AMENDMENT TO THE 1993 STOCK OPTION AND INCENTIVE PLAN. AN AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.

                             DESIGNATION OF AUDITORS

         The Board has designated Arthur Anderson LLP, Certified Public Accountants, as the Company's independent auditors for the fiscal year ending December 31, 1997, subject to shareholder approval. This firm audited the Company's financial statements for the fiscal year ended June 30, 1995, the six month period ended December 31, 1995, and the year ended December 31, 1996. A representative of Arthur Anderson is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

         The principal function of Arthur Anderson LLP is to audit the consolidated financial statements of the Company and its subsidiaries and, in connection with that audit, to review certain related filings with the Securities and Exchange Commission and to conduct limited reviews of the financial statements included in each of the Company's quarterly reports.

         The Company's financial statements have previously been audited by Price Waterhouse, Certified Public Accountants, for the fiscal years ending June 30, 1986 through 1994. On October 27, 1994, Price Waterhouse resigned as independent auditors for the Company. Price Waterhouse's reports on the Company's financial statements for the last two years of Price Waterhouse's engagement contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. For the Company's last two fiscal years and any interim periods preceding Price Waterhouse's resignation, there were no disagreements with Price Waterhouse on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Price Waterhouse, would have caused it to make a reference to the subject matter of the disagreement in connection with its report.

         The Company engaged the services of Arthur Anderson LLP as its new independent accountants as of January 19, 1995. During the two most recent fiscal years and the interim period prior to January 19, 1995, the Company did not consult with Arthur Anderson LLP on items which (i) were or should have been subject to SAS 50 or (ii) concern the subject matter of a disagreement or reportable event with the former auditor as described in Item 304(a)(2) of Regulation S-K under the Exchange Act.


                              FINANCIAL STATEMENTS

         A copy of the Company's Annual Report on Form 10-K for the period ended December 31, 1996, to be filed with the Securities and Exchange Commission, will be provided on written request without charge to any shareholder whose proxy is being solicited by the Board. The written request should be directed to:

                               Lynette D. Ridgley
                              Shareholder Relations
                        Southern Financial Bancorp, Inc.
                                37 E. Main Street
                            Warrenton, Virginia 20186

                        PROPOSALS FOR 1998 ANNUAL MEETING

         Any shareholder desiring to make a proposal to be acted upon at the 1998 annual meeting of shareholders must present such proposal to the Company at its principal office at 37 E. Main Street, Warrenton, Virginia, not later than November 17, 1997, in order for the proposal to be considered for inclusion in the Company's proxy statement. The Company anticipates holding the 1998 annual meeting on April 23, 1998.


                                  OTHER MATTERS

         The Board is not aware of any matters to be presented for action at the meeting other than as set forth herein. However, if any other matters properly come before the meeting, or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

                                         By Order of the Board of Directors



                                         Lynette D. Ridgley, Secretary

                                                                      Exhibit A

                        SOUTHERN FINANCIAL BANCORP, INC.

                      1993 STOCK OPTION AND INCENTIVE PLAN
                                  (as amended)


         1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Institution and its stockholders by providing a means for attracting and retaining officers and key employees of the Institution and its Affiliates. It is intended that designated Options granted pursuant to the provisions of this Plan to persons employed on a full-time basis will qualify as Incentive Stock Options. Options granted to persons who are not full-time employees will be Non-Qualified Stock Options.

         2.       Definitions.  The following definitions are applicable to the
 Plan:

                  (a)      "Affiliate"  --  means  any  "parent   corporation"
or  "subsidiary  corporation"  of the  Institution  as such terms are defined in
Section 424(e) and (f), respectively, of the Code.

                  (b) "Award" -- means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option, or Restricted Stock, or any combination thereof, as provided in the Plan.

                  (c) "Code" -- means the Internal Revenue Code of 1986, as amended.

                  (d)      "Committee" -- means the Committee referred to in
Section 3 hereof.

                  (e)      "Continuous   Service"  --  means  the  absence  of
any interruption or termination of service as an officer or employee of the Institution or an Affiliate, except that when used with respect to persons granted an Incentive Stock Option shall mean the absence of any interruption or termination of service as a full-time employee of the Institution or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Institution or in the case of transfers between payroll locations of the Institution or between payroll locations of the Institution, its parent, its subsidiaries or its successor.

                  (f) "Disinterested Person" -- means any person who, at the time discretion under the Plan is exercised, is not eligible, and who has not at any time within one year prior thereto been eligible, for selection as a Participant in the Plan or as a person to whom stock may be allocated or to whom stock options or stock appreciation rights may be granted pursuant to any other plan of the Institution or any of its affiliates (as that term is used in the Securities Exchange Act of 1934) entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Institution or of any such affiliates.

                  (g) "Employee" -- means any person, including an Officer, who is employed by the Institution or any Affiliate.

                  (h) "Exercise Price" -- means the price per Share at which the Shares subject to an Option may be purchased upon exercise of such Option.

                  (i) "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422 of the Code.

                  (j) "Institution" -- means Southern Financial Bancorp, Inc., a Virginia corporation.

                  (k) "Market Value" -- means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for the New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or, if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the National Association of Securities Dealers, Inc., Automated Quotations System, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

                  (l) "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof, which option is not intended to qualify under Section 422 of the Code.

                  (m) "Option" -- means an Incentive Stock Option or a Non-Qualified Stock Option.

                  (n) "Participant" -- means any officer or key employee of the Institution or any Affiliate who is selected by the Committee to receive an Award.

                  (o) "Plan" -- means the 1993 Stock Option and Incentive Plan of the Institution.

                  (p) "Restricted Period" -- means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 9 hereof with respect to Restricted Stock awarded under the Plan.

                  (q) "Restricted Stock" -- means Shares which have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in Section 9 hereof, so long as such restrictions are in effect.

                  (r) "Shares" -- means the shares of capital stock, par value $0.01 per share, of the Institution.

         3. Administration. The Plan shall be administered by a Committee consisting of three or more members, each of whom shall be a Disinterested Person. The members of the Committee shall be appointed by the Board of Directors of the Institution. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan; interpret the Plan, and make all determinations deemed necessary or advisable or the administration of the Plan. The Committee may maintain, and update from time to time as appropriate, a list designating selected directors, officers and employees as Disinterested Persons. The purpose of such list shall be to evidence the status of such individuals as Disinterested Persons, and the Board of Directors may appoint to the Committee any individual actually qualifying as a Disinterested Person, regardless of whether identified as such on said list.

         A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

         4.       Participants.   The   Committee  may  select  from  time  to
time Participants in the Plan from those officers and key employees (other than Disinterested Persons), of the Institution or its Affiliates who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Institution or its Affiliates.

         5. Shares Subject to Plan. Subject to adjustment by the operation of Section 10 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 261,000. The Shares with respect to which Awards may be made under the Plan may either be authorized and unissued shares or unissued shares heretofore or hereafter reacquired and held as treasury shares. An Award shall not be considered to have been made under the Plan with respect to any Option which terminates or with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination or forfeiture has occurred.

         6. General Terms and Conditions of Options. The Committee shall have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions: (i) the Exercise Price of any Option, which shall not be less than the Market Value per Share at the date of grant of such Option, (ii) the number of Shares subject to, and the expiration date of, any Option, which expiration date shall not exceed ten years from the date of grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option, provided, however, that except as otherwise specified in the Plan, no Option shall be exercisable prior to the expiration of one year from the date of grant, and (iv) the restrictions, if any, to be placed upon such Option or upon Shares which may be issued upon exercise of such Option. The Committee may, as a condition of granting any Option, require that a Participant agree not to thereafter exercise one or more Options previously granted to such Participant.

         7.       Exercise of Options.

                  (a) An Option granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option was granted only by such Participant, and except as provided in paragraphs (c) and
(d) of this Section 7, no such Option may be exercised unless at the time such Participant exercises such Option, such Participant has maintained Continuous Service since the date of grant of such Option.

                  (b) To exercise an Option under the Plan, the Participant to whom such Option was granted shall give written notice to the Institution in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option) together with full payment of the Exercise Price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Institution. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or (ii) if permitted by the Committee, by delivering
(A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

                  (c) If a Participant to whom an Option was granted shall cease to maintain Continuous Service for any reason (including total and partial disability and normal and early retirement, but excluding death and termination of employment by the Institution or any Affiliate for cause) such Participant may but only within the period of three months immediately succeeding such cessation of Continuous Service and in no event after expiration date of such Option, exercise such Option to the extent that such Participant was entitled to exercise such Option at the date of such cessation, provided, however, that such right of exercise after cessation of Continuous Service shall not be available to a Participant if the Committee otherwise determines and so provides in the applicable instrument or instruments evidencing the grant of such Option. If the Continuous Service of a Participant to whom an Option was granted by the Institution is terminated for cause, all rights under any Option of such Participant shall expire immediately upon the giving to the Participant of notice of such termination.

                  (d) In the event of the death of a Participant while in the Continuous Service of the Institution or an Affiliate or within the three month period referred to in paragraph (c) of this Section 7, the person to whom any Option held by the Participant at the time of his death is transferred by will or by the laws of descent and distribution may exercise such Option or right at any time within a period of one year succeeding the date of death of such Participant, but only to the extent such Participant was entitled to exercise such Option immediately prior to his death and in no event later than ten years from the date of grant of such Option. Following the death of any Participant to whom an Option was granted under the Plan, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred by will or by the laws of descent and distribution the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the Exercise Price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

         8. Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Any provision of the Plan to the contrary notwithstanding, (i) no Incentive Stock Option shall be granted more than ten years from the date the Plan is adopted by the Board of Directors of the Institution and no Incentive Stock Option shall be exercisable more than ten years from the date such Incentive Stock Option is granted, (ii) the Exercise Price of any Incentive Stock Option shall not be less than the Market Value per Share on the date such Incentive Stock Option is granted, (iii) any Incentive Stock Option shall not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution and shall be exercisable during such Participant's lifetime only by such Participant, (iv) no Incentive Stock Option shall be granted to any individual who, at the time such Incentive Stock Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Institution or Affiliate unless the Exercise Price of such Incentive Stock Option is at least 110 percent of the Market Value per Share at the date of grant and such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted, and (v) the aggregate Market Value (determined as of the time any Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

         9. Terms and Conditions of Restricted Stock. The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock and, in addition to the terms and conditions contained in paragraphs (a) through (f) of this Section 9, to provide such other terms and conditions (which need not be identical among Participants) in respect of such Awards, and the vesting thereof, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this Section 9.

                  (a) At the time of an award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period during which or at the expiration of which, as the Committee shall determine and provide, in the agreement referred to in paragraph (d) of this Section 9, the shares awarded and Restricted Stock shall vest and subject to any other terms and conditions as the Committee shall provide shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraphs (c), (d) and (e) of this Section 9 and
Section 10 hereof, the Participant as owner of such shares shall have all the rights of a stockholder including but not limited to the right to receive all dividends paid on such shares and the right to vote such shares. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any shares of Restricted Stock prior to the expiration of the Restricted Period with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

                  (b) Except as provided in Section 12 hereof, if a Participant ceases to maintain Continuous Service for any reason

(other than death, total or partial disability or normal or early retirement) unless the Committee shall otherwise determine and provide in the agreement referred to in paragraph (d) of this Section 9, all shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 9 shall upon such termination of Continuous Service be forfeited and returned to the Institution. Unless the Committee shall have provided in the agreement referred to in paragraph (d) of this Section 9 for a ratable lapse of restrictions with respect to an award of shares of Restricted Stock during the Restricted Period, if a Participant ceases to maintain Continuous Service by reason of death, total or partial disability or normal or early retirement, such portion of such shares of Restricted Stock awarded to such Participant which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 9 as shall be equal to the portion of the Restricted Period with respect to such shares which shall have elapsed at the time of such termination of Continuous Service shall be free of restrictions and shall not be forfeited.

                  (c) Each certificate issued in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Institution and shall bear the following (or a similar) legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 1993 Stock Option and Incentive Plan, as amended, of Southern Financial Bancorp, Inc. and an Agreement entered into between the registered owner and Southern Financial Bancorp, Inc. Copies of such Plan and Agreement are on file in the Office of the Secretary of Southern Financial Bancorp, Inc., 37 E. Main Street, Warrenton, Virginia 20186."

                  (d) At the time of an award of shares of Restricted Stock, the Participant shall enter into an Agreement with the Institution in a form specified by the Committee, agreeing to the terms and conditions of the award and such other matters as the Committee shall in its sole discretion determine.

                  (e) At the time of an award of shares of Restricted Stock, the Committee may, in its discretion, determine that the payment to the Participant of dividends declared or paid on such shares by the Institution or specified portion thereof, shall be deferred until the earlier to occur of (i) the lapsing of the restrictions imposed under paragraph (a) of this Section 9 or
(ii) the forfeiture of such shares under paragraph (b) of this Section 9, and shall be held by the Institution for the account of the Participant until such time. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon as aforesaid, shall be made upon the earlier to occur of the events specified in (i) and (ii) of the immediately preceding sentence.

                  (f) At the expiration of the restrictions imposed by paragraph (a) of this Section 9, the Institution shall redeliver to the Participant (or where the relevant provision of paragraph (b) of this Section 9 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) of stock power deposited with it pursuant to paragraph (c) of this Section 9 and the Shares represented by such certificate(s) shall be free of the restrictions referred to in paragraph (a) of this Section 9.

         10. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Institution, the maximum aggregate number of class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Institution in the manner provided in Section 9 hereof.

         11.      Effect  of  Merger  on  Options.   In the case of any merger,
consolidation or combination of the Institution (other than a merger, consolidation or combination in which the Institution is the continuing entity and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option has been granted under the Plan shall have the right to (subject to the provisions of the Plan and any limitation applicable to such Option), thereafter and during the term of each such Option to receive different securities, cash or other property, or any combination thereof, any Participant to whom an Option has been granted under the Plan shall have the right (subject to the provisions of the Plan and any limitation applicable to such Option), thereafter and during the term of each such Option, to receive upon exercise of any Option an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the Exercise Price of such Option, multiplied by the number of Shares with respect to which such Option shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more such kind or kinds of property, all in the discretion of the Committee.

         12. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 12 shall be deemed a "change in control": (i) any third person, including a "group" as defined in
Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Institution with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Institution may be cast, (ii) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Institution shall cease to constitute a majority of the Board of Directors of the Institution or (iii) the shareholders of the Institution shall approve an agreement providing either for a transaction in which the Institution will cease to be an independent publicly owned entity or for a sale or other disposition of all or substantially all the assets of the Institution; provided, however, that the occurrence of any such events shall not be deemed a "change in control" if, prior to such occurrence, a resolution specifically approving such occurrence shall have been adopted by at least a majority of the Board of Directors of the Institution. If the Continuous Service of any Participant of the Institution or any Affiliate is involuntarily terminated, for whatever reason, at any time within eighteen months after a change in control, unless the Committee shall have otherwise provided in the agreement referred to in paragraph (d) of Section 9 hereof, any Restricted Period with respect to Restricted Stock theretofore awarded to such Participant shall lapse upon such termination and all Shares awarded as Restricted Stock shall become fully vested in the Participant to whom such Shares were awarded. If a tender offer or exchange offer for Shares (other than such an offer by the Institution) is commenced, or if the event specified in clause (iii) above shall occur, unless the Committee shall have otherwise provided in the instrument evidencing the grant of an Option, all Options theretofore granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable in accordance with their terms; provided, however, that no Option shall be exercisable by a director or officer of the Institution within six months of the date of grant of such Option and no Option which has previously been exercised or otherwise terminated shall become exercisable.

         13. Assignment and Transfers. No Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.

         14. Employee Rights Under the Plan. No officer or key employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Institution or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Institution or any Affiliate.

         15. Delivery and Registration of Stock. The Institution's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provision of the Securities Act of 1933 or any other Federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Institution shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange or system on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

         This Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934. Any provision of the Plan which is inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

         16. Withholding Tax. Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Institution shall have the right to require the Participant or other person receiving such shares to pay the Institution the amount of any taxes which the Institution is required to withhold with respect to such shares or, in lieu thereof, to retain, or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Institution shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Institution is required to withhold with respect to such dividend payments.

         Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option pursuant to the Plan, the Institution shall have the right to require the Participant or such other person to pay the Institution the amount of any taxes which the Institution is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         17. Amendment or Termination. The Board of Directors of the Institution may amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in Section 10 hereof) no amendment shall be made without approval of the stockholders of the Institution which shall (i) materially increase the aggregate number of Shares with respect to which Awards may be made under the Plan, (ii) materially increase the benefits accruing to Participants under the Plan or (iii) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

         18. Effective Date and Term of Plan. The Plan shall become effective upon its adoption by the Board of Directors of the Institution, subject to ratification by vote of the holders of a majority of the outstanding shares of the Institution entitled to vote on the adoption of the Plan. It shall continue in effect for a term of ten years unless sooner terminated under
Section 17 hereof.

                        SOUTHERN FINANCIAL BANCORP, INC.
                                37 E. Main Street
                            Warrenton, Virginia 20186
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                  Proxy is Solicited by the Board of Directors

         The undersigned hereby appoints Virginia M. Carter, Georgia S. Derrico and William H. Lagos, as proxies (and if the undersigned is a proxy, as substitute proxies), each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of Common Stock of Southern Financial Bancorp, Inc. (the "Company") held of record by the undersigned on February 28, 1997 at the Annual Meeting of Shareholders to be held on April 24, 1997, or any adjournment thereof.

         The  Board of  Directors  recommends  a vote FOR each of the  following
Proposals:

         1.  Election of three directors for a three-year term.

             [  ] FOR all nominees                 [  ] WITHHOLD AUTHORITY
                  listed below                          to vote for all nominees
                  (except as marked to the contrary)

             (INSTRUCTION: to withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below)

                                  Neil J. Call
                                  David de Give
                               R. Roderick Porter


         2. To approve the designation of Arthur Anderson LLP as independent certified public accountants for fiscal year 1997.

             [  ] FOR                 [  ] AGAINST            [  ] ABSTAIN


         3. To approve an amendment to the Company's 1993 Stock Option and Incentive Plan.

             [  ] FOR                 [  ] AGAINST            [  ] ABSTAIN


         4. In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each of Proposals 1, 2 and 3.

         Please sign exactly as the name appears on the label. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or agent, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Date:                   , 1997
         ---------------              ------------------------------------------
                                                       Signature

Printed Name:

---------------------------------     ------------------------------------------
                                                Signature, if held jointly

Number of Shares:


                            I plan to attend the meeting in person   [  ]  Yes
----------------                                                     [  ]  No

           Please detach and mail this form in the enclosed envelope.